Exhibit 10.22
                                    AGREEMENT

         This Agreement (the "Agreement"), is made by and among:

                  Aquamax (International) Holdings B.V., a Dutch corporation having a principal place of business at Locatellikade 1, Parnassustoren, 1076 AZ Amsterdam, P.O. Box 75215, 1070 AE, Amsterdam, The Netherlands, ("Aquamax"); and

                  Keeran Corporation N.V., a Netherlands Antilles Corporation having a principal place of business at World Trade Center Curacao, Unit BC.II.01-04, Piscadera Bay, Willemstad, Curacao, Netherlands Antilles ("Keeran")

         (each an "Assignor" and, collectively, "Assignors") on the one hand;

                  Balantum Oy (Newco), a Finnish corporation, having offices at c/o Asianajotoimisto Waselius & Wist Oy, Etelaesplanadi 24 A, 00130 Helsinki, Finland, ("Assignee"), on the other; and

                  Ocean Power Corporation, a United States corporation having a principal place of business 5000 Robert J. Matthews Parkway, El Dorado Hills, California, 95762, United States of America ("OPC").


                                   WITNESSETH:

         WHEREAS, Assignors are the owners of patents, patent applications and the invention(s) to which such patents and patent applications are directed, along with trade secrets, technical documents, technical information and knowhow associated with said patents, patent applications and inventions; and

         WHEREAS, Assignee is desirous of acquiring the entire right, title and interest of each of the Assignors in and to all of Assignors' patents, patent applications, invention(s) and trade secrets, technical documents, technical information and knowhow associated with said patents, patent applications and inventions, wherever existing throughout the world;

         NOW,  THEREFORE,   in  consideration  of  the  terms,   conditions  and
agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS

1.1 "Affiliate(s)" of a party to this Agreement shall mean any organization: (i) fifty percent (50%) or more of the voting stock of which is controlled and/or owned directly or indirectly by that party,
         (ii) that directly or indirectly owns and/or controls fifty percent (50%) or more of the voting stock of that party; or (iii) the majority ownership of which is directly or indirectly common to the majority ownership of that party.

1.2 "Aquamax Mechanical Vapor Compression Technology" means any distillation technology described or claimed in any patent or patent application included in the Intellectual Property, which includes a mechanical compressor (as distinct from a thermal compressor).

1.3 "Aquamax Multi Effect Technology" means any distillation technology described or claimed in any patent or patent application included in the Intellectual Property: in which a distillation apparatus (a) incorporates more than one evaporator; and (b) in which the vapor from one evaporator is used as a source of heat for another evaporator incorporated in the same distillation apparatus is used.

1.4 "Closing Date" means the "Completion Date" as that term is defined in paragraph 6.1 of that certain Asset Purchase Agreement by and between Assignee and Hackman Technology Oy, Ltd., dated 20 July, 2001.

1.5      "Intellectual Property" shall mean:

             (a) each and all of Assignors' issued patents throughout the world in any jurisdiction, including, but not limited to, any and all substitutions, revalidations, extensions, reissues, renewals, divisions, continuations, continuations-in-part or national phase applications thereof;

             (b) each and all of Assignors' pending patent applications throughout the world and any and all patents that may ever issue therefrom and any and all substitutions, revalidations, extensions, reissues, renewals, divisions, continuations, continuations-in-part or national phase applications thereof, and

             (c) the invention(s) described or claimed in each of the above-mentioned patents or patent applications along with all trade secrets, technical documents, technical information and knowhow associated with each invention described or claimed in each patent or patent application.

1.6 The parties hereto agree that the Intellectual Property includes, but is not limited to, the patents and patent applications set forth on Schedule A, attached hereto.

2.       ASSIGNMENT

2.1 Assignors, acting individually and together, agree to transfer and assign, and hereby transfer and assign, to Assignee all right, title and interest in and to all of the Intellectual Property throughout the world, the same to be held and enjoyed by Assignee for Assignee's own use and enjoyment and the use and enjoyment of its Affiliates, successors, assigns or other legal representatives, for the term set forth in paragraph 4, below, as fully and entirely as the same would have been held and enjoyed by Assignors if this assignment had not been made.

2.2 Assignors agree promptly to sign and execute, and to cause their employees and agents promptly to sign and execute, any and all further documents or instruments which may be necessary, lawful, and proper in the connection with:

             (a) the maintenance of any of the patents included in the Intellectual Property;
             (b) the ongoing prosecution of any of the pending patent applications included in the Intellectual Property;
             (c) the preparation and prosecution of any continuation, continuation-in-part, substitute, divisional, renewal, revalidation, national phase or reissue applications relating to any issued patent included in the Intellectual Property; and
             (d) the preparation and prosecution of any continuation, continuation-in-part, substitute, divisional, renewal, revalidation, national phase or reissue applications relating to any patent which may in the future issue from any of the pending applications included in the Intellectual Property.

 2.3 Assignors hereby authorize and request the appropriate governmental or international authorities in each jurisdiction from which any patent included in the Intellectual Property has issued, including without limitation the European Patent Office, to duly and properly record the assignment of any such patent to Assignee. Assignors agree promptly to sign and execute, and to cause their employees and agents promptly to sign and execute, any and all further documents or instruments which may be necessary, lawful, and proper to implement and effect the authorization and request set forth in this subparagraph; provided, however, that Assignors shall not otherwise be required actively to process the recordation(s) contemplated hereunder nor to bear any other costs or expenses related thereto.

2.4 Assignors hereby authorize and request the appropriate governmental or international authorities in each jurisdiction in which any patent application included in the Intellectual Property is pending, including without limitation the European Patent Office, to issue any patent which may issue in the future from any such application, to Assignee. Assignors agree promptly to sign and execute, and to cause their employees and agents promptly to sign and execute, any and all further documents or instruments which may be necessary, lawful, and proper to implement and effect the authorization and request set forth in this subparagraph; provided, however, that Assignors shall not otherwise be required actively to participate in the issuance(s) contemplated hereunder nor to bear any other costs or expenses related thereto.

2.5 Assignors further agree promptly to sign and execute, and to cause their employees and agents promptly to sign and execute, any and all further documents or instruments which may be necessary, lawful, and proper in order to effect recordation of the assignment of each patent and patent application included in the Intellectual Property, in each appropriate patent office or other national or international administrative or governmental agency; provided, however, that Assignors shall not otherwise be required actively to process the recordation(s) contemplated hereunder nor to bear any other costs or expenses related thereto.

2.6 Assignors further agree to transfer to Assignee on the Closing Date all trade secrets, technical documents, technical information and knowhow associated with, related to or derived from each invention described or claimed in each patent or patent application included in the Intellectual Property, including, without limitation: (i) all drawings relating to the Aquamax Mechanical Vapour Compression Technology, the Aquamax Multi-Effect Technology, and any applications that have been developed for any part of the Intellectual Property by Chemitec, Multiproject or Shippax, Maywood Enterprises Corporation; (ii) all documents evidencing any designs, mechanical drawings, engineering diagrams or calculations related to the Intellectual Property, including: drawings or writings describing any design of evaporators of any type, documents relating to running costs, other costs or future, or present, real or hypothetical income streams relating to any of the Intellectual Property; and (iii) all written material relating to either Assignor's business in water desalination or remediation (collectively, the "Technology Transfer Materials and Information").


2.7 (a) Assignors further agree that Assignors shall cause Rainer Sjostrom to make himself available to Assignee from time to time as Assignee may request, but in no event on more than ten (10) days, at Assignee's offices, or at such other location as Assignees may designate, during normal business hours during the ninety (90) day period commencing on the Closing Date, for the purpose of disclosing fully, completely and comprehensively all ideas, concepts, information or knowledge that Rainer Sjostrom may have concerning the Technology Transfer Materials and Information. Assignee shall provide Assignors with written confirmation for each day on which Rainer Sjostrom shall have made himself available as contemplated by this subparagraph.

         (b) Assignors shall be deemed to have fulfilled the obligations imposed upon them pursuant to this subparagraph 2.7 when: (i) Rainer Sjostrom shall have made himself available to Assignee in the manner, for the purposes, and for the number of days required by subparagraph 2.7(a); or (ii) when the ninety (90) day period commencing on the Closing Date has elapsed and Assignee has not used its right to request that Rainer Sjostrom make himself available; or (iii) upon the occasion of the death of Rainer Sjostrom or (iv) the permanent incapacitation of Rainer Sjostrom in such manner as to render him unable to discuss the Technology Transfer Materials and Information; or (v) Assignee
         otherwise releases Assignors from their obligations under this subparagraph 2.7.

         (c) Assignee shall reimburse Rainer Sjostrom for his reasonable out-of-pocket travel expenses actually incurred if Assignors require Rainer Sjostrom's attendance outside of Switzerland or Finland.

         (d)On the thirtieth (30th), sixtieth (60th) and ninetieth (90th) days following the Closing Date hereof, and provided that on those dates
         Assignors are not in breach or default of any provision of this Agreement, Assignee shall provide Assignors a document ( each an "Interim Technology Transfer Completion Document"), authorizing the escrow agent to deliver One Hundred Ninety Nine Thousand Nine Hundred Ninety Nine Dollars and Eighty Eight Cents (US $199,999.88) from the Escrowed Funds to Keeran as contemplated by subparagraph 3.1 hereof.

3.       CONSIDERATION

3.1 n consideration and full payment for the assignments and related matters hereunder:

         (a) OPC shall pay to Assignors the sum of One Million Eight Hundred Thousand United States Dollars (US$1,800,000), which shall be paid as follows:

                  a. To Aquamax - One United States Dollar (US$1) at the closing of the transaction contemplated herein ; and

                  b. To Keeran - One Million One Hundred Ninety Nine Thousand Nine Hundred and Ninety Nine Dollars and Thirty Four Cents (US$1,199,999.34) at the closing of the transaction contemplated herein, and;


         (b) OPC shall issue six hundred thousand (600,000) shares of OPC's common stock (the "Consideration Stock") to Assignors, as follows:

                  a. To Aquamax - One (1) share of OPC common stock at the closing of the transaction contemplated herein ; and


                  b. To Keeran - Five Hundred Ninety Nine Thousand Nine Hundred and Ninety Nine ( 599,999) shares of OPC common stock at the closing of the transaction contemplated herein; and

         (c) At the closing of the transaction contemplated herein, OPC shall deposit Five Hundred Ninety Nine Thousand Nine Hundred and Ninety Nine Dollars and Sixty Six Cents (US $599,999.66) (the "Escrowed Funds") with a third party escrow agent in Helsinki, Finland mutually acceptable to Keeran and to Assignee. Assignee's written agreement with the escrow agent shall provide, inter alia, that the escrow agent shall delivery One Hundred Ninety Nine Thousand Nine Hundred Ninety Nine Dollars and Eighty Eight Cents (US $199,999.88) from the Escrowed Funds to Keeran upon the escrow agent's receipt of each of the Interim Technology Transfer Completion Documents provided for in subparagraph 2.8 hereof, but not otherwise.

          (d)     OPC guarantees Assignee's obligations under (a) and (b) above.

3.2 In return for OPC agreeing to issue the Consideration Stock, the Assignors each warrant in favor of and represent to Assignee and OPC in the terms set out in Schedule B on the date the Consideration Stock is issued.

3.3      (a)      On or about June 7, 1999,  PTC  Group,  Inc.  issued 4 million shares  of PTC  Group,  Inc.  stock to Keeran  Corporation  NV
                  ("Keeran"), with a face value of USD .001 per share. Those shares were issued in exchange for the concurrent receipt of full and valid consideration. In July of 1999, PTC Group, Inc.
                  underwent a name change and merger. The surviving company, Ocean Power Corporation, incorporated under the laws of the State of Delaware ("Ocean Power"), trades on the over the counter boards as PWRE. On or about August 22, 1999, there was a 10 to 1 reverse split of Ocean Power's stock. As a result of that split, on or about August 7, 2000, Keeran exchanged its PTC Group, Inc. stock for 400,000 shares of Ocean Power
                  Corporation stock, Certificate Number 467, with a face value of USD 0.01 per share. The Ocean Power shares issued on August
                  7, 2000, replaced the PTC Group, Inc. shares issued on June 7,
                  1999.

         (b) In consideration of entering into this Agreement, Assignee shall forthwith issue an additional six hundred thousand (600,000) shares of Ocean Power stock (the Consideration Stock) to Keeran. It is intended and agreed among the parties that upon the closing of the transaction contemplated herein, Keeran shall be deemed to have given full consideration for those six hundred thousand (600,000) shares.

          (c) Ocean Power hereby agrees that it shall not engage in any act that will interfere with Keeran's legal right to sell or otherwise transfer any or all of the 1 million shares of unregistered Ocean Power stock identified in this Section. Ocean Power further that it shall not unreasonably refuse to perform any act or refuse to provide any consent necessary for the legal transfer by Keeran of any of the 1 million Ocean Power shares identified in this Section.


4.       TERM OF AGREEMENT

         This Agreement is conditional upon and shall enter into force only on the Closing Date and it shall continue to the end of the term of the last of the patents included in the Intellectual Property, whether now issued or issuing in the future, to expire.

5.       SURVIVING PROVISIONS

         The following sections and paragraphs shall survive the expiration or termination of this Agreement: 1, 2, 5, 6, 7, 8 and 11.

6.       REPRESENTATIONS AND WARRANTIES

         Assignors represent and warrant that:

         (a) They are the owners of all right, title and interest in and to the Intellectual Property and they have the right to assign all rights therein to Assignee;

         (b) They have no arrangements, grants, licenses, options or agreements that may abridge, modify or defeat the rights granted in this Agreement and as of the date hereof there are no licenses of any kind in force and effect regarding the Intellectual Property;

         (c) They are under no legal impediment which would prevent them from executing this Agreement or consummating and implementing the same;

         (d) No part of the Intellectual Property, including any patent, patent application or invention, is subject to any encumbrance, lien, security right, outstanding order, decree, judgment, charge, or attachment whatsoever. There are no pending litigations or, to the best of Assignors' knowledge, threatened proceedings, or other adverse claims affecting any part of the Intellectual Property. To the best of Assignor's knowledge, no person or entity is infringing any rights currently held by either Assignor under any of the patents or patent applications included in the Intellectual Property. To the best of Assignors' knowledge, there are no litigations, threatened proceedings or other adverse claims asserting that practice of any patent, patent application, invention or other part of the Intellectual Property infringes any intellectual property rights of any third party; and

         (e) The Technology Transfer Materials and Information constitute all materials and information, including without limitation all trade secrets, technical documents, technical information and knowhow, in the possession or under the control of Assignors associated with, related to or derived from the Intellectual Property.

7.       ASSIGNORS' INDEMNIFICATION

         Anything in this Agreement to the contrary notwithstanding, Assignors hereby agrees to indemnify Assignee for all losses, costs and expenses (including reasonable attorneys fee) arising out of Assignors' breach or default of any provision of this Agreement.

8.       LIABILITY LIMITATION

         In no event shall either party be liable to the other for any indirect, incidental, special or consequential damages for loss of profits, data or use, incurred by either party or any third party, whether in an action in tort or contract or other grounds for liability, even if the party has been advised of the possibility of such damages.

9.       SEVERABILITY

         This Agreement is subject to the restrictions, limitations, terms and conditions of all applicable governmental regulations, approvals and clearances. If any term or provision of this Agreement is held invalid, illegal or unenforceable in any respect for any reason, that invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term(s) or provision(s), to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

10.      FORCE MAJEURE

         In the event that any act of a government, war conditions, labor disputes, strikes, fire, flood, or other act of God, or any other cause or condition beyond a party's control prevents any party from performing in accordance with the provisions of this Agreement, such nonperformance shall not be considered a breach or default so long as the conditions prevail.

11.      MISCELLANEOUS

11.1 Further Documents. Each party will, whenever and as often as it shall reasonably be requested to do so by the other party, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such further conveyances, assignments, confirmations, satisfactions, releases, powers of attorney, instruments of further assurances, approvals, consents, and any and all such further instruments and documents as may be necessary, expedient or proper to carry out the intent and purpose of this Agreement.

11.2 Notices. Any invoice, payment, confirmation of payment, notice, or report required or permitted to be given under this Agreement shall be in writing and shall either be personally delivered, sent by first class mail, postage prepaid, or sent by guaranteed overnight courier (such as Federal Express) postage prepaid, and addressed as follows:

                  If to Assignee:        Balantum Oy
                                         c/o Asianajotoimisto Waselius & Wist Oy
                                         Etelaesplanadi 24 A, 00130
                                         Helsinki, Finland
                                         Attention:  Juhani Kujala, CEO
                                                     ------------------

                                         and a copy to:

                                         Edward V. Di Lello, Esq.
                                         Darby & Darby P.C.
                                         805 Third Avenue
                                         New York, New York 10022

                  If to Assignors:       Aquamax (International) Holding B.V.,
                                         Locatellikade 1
                                         Parnassustoren, 1076 AZ Amsterdam
                                         P.O. Box 75215
                                         1070 AE, Amsterdam
                                         The Netherlands

                                         Attention:  _________________

                                         and a copy to:

                                         Dr. Tauno Palotie
                                         Veikko Palotie & Co
                                         Aleksanterinkatu 44
                                         Helsinki, Finland 00100

                           and


                                         Keeran Corporation N.V.
                                         World Trade Center Curacao
                                         Unit BC.II.01-04
                                         Piscadera Bay, Willemstad
                                         Curacao, Netherlands Antilles

                                         Attention:  _________________

                                    and a copy to:

                                         Dr. Tauno Palotie
                                         Veikko Palotie & Co
                                         Aleksanterinkatu 44
                                         Helsinki, Finland 00100

or to such other address or addresses as either party may later specify by notice to the other party. All notices shall be effective on the date of delivery if delivered personally, otherwise notices shall be effective three (3) business days after dispatch.

11.3 Applicable Law. The parties agree that this Agreement shall be considered to have been made in, and construed and interpreted in accordance with the substantive laws of Finland, without regard to its conflict or choice of law principles, except to the extent that any rights in United States patents are licensed hereunder, the applicable patent laws of the United states shall control.

11.4 Authority. Each person whose signature appears hereon warrants and guarantees that he has been duly authorized or has full authority to execute this Agreement on his behalf or on behalf of the entity on whose behalf this Agreement is executed, as the case may be.

11.5 Independent Legal Advice. The parties acknowledge that they have been advised or had the opportunity to be advised by their own independently selected counsel and other advisors in connection with this Agreement and enter into this Agreement solely on the basis of that advice and on the basis of their own independent investigation of all of the facts, laws and circumstances material to this Agreement or any provisions thereof, and not in any manner or to any degree based upon any statement or omission by the other party and/or its counsel.

11.6 Construction. Each party has cooperated in the drafting of this Agreement. Hence, this Agreement shall not be construed against any party on the basis that that party was the drafter. The headings are for the convenience of the parties and are not to be used in construing the meaning of any provision of this Agreement.

11.7 Waiver. Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

11.8 Assignment. This Agreement and the rights of ASSIGNEE hereunder shall be assignable by ASSIGNEE without requirement of any consent or approval of Assignor.

               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

11.9 Entire Agreement. The terms and conditions contained in this Agreement, constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto, with respect to the subject matter of this Agreement. No variation or modification of the terms of this Agreement, nor any waiver of any of the terms or provisions hereof shall be valid unless in writing and signed by an authorized representative of each party. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date(s) set forth below.

AQUAMAX (INTERNATIONAL) HOLDINGS B.V.    KEERAN CORPORATION N.V.

By:    /s/ Rainer Sjostrom               By:   /s/ Rainer Sjostrom
    ---------------------------------       ------------------------------------

Name:      Rainer Sjostrom               Name:     Rainer Sjostrom
      -------------------------------         ----------------------------------

Date:      20 July 2001                  Date:     20 July 2001
      -------------------------------         ----------------------------------

Title:                                   Title:
       ------------------------------          ---------------------------------



NEWCO                                    OCEAN POWER CORPORATION

By:   /s/ Juhani Kujala                  By:    /s/ Phillip Johnson
    ---------------------------------       ------------------------------------

Name:    Juhani Kujala                   Name:      Phillip Johnson
      -------------------------------         ----------------------------------

Date:    20 July 2001                    Date:      20 July 2001
      -------------------------------         ----------------------------------

Title:   CFO                             Title:     VP Ocean Power
       ------------------------------          ---------------------------------

Schedule A to Agreement

Patent applications and patents in the name of Aquamax Oy and Keeran Corporation entrusted to Bergren Oy Ab 1(3)
Status report of 28 June 2001

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

--------------------------------------------------------------------------------------------------------------------------------
Application  App.       Date of     Patent No.   Title                    Country    Applicant/        Our Ref.       Status
             Date       Grant                                                         Holder
--------------------------------------------------------------------------------------------------------------------------------
916170       14.12.90   1.0.94      06961        Heat Exchanger              FI     Keeran Corp. N.V.   36768        Valid until
                                                                                                                     14.12.2010
--------------------------------------------------------------------------------------------------------------------------------
92900876.1   16.12.91   12.3.97     0639097                                  EP     Keeran Corp. N.V.   39911        Valid until
                                    AT 0639097                                                                       16.12.2011
                                   (publ.no.149857)
                                    BE  0639097
                                    CHILI   0639097
                                    DE 069125193
                                    DK 039097
                                    ES  0639097
                                   (publ.no.2100332)
                                    FR  0639097 GB
                                    0639097  GR
                                    0639097 IT
                                    0639097 LU
                                    0639097 NL
                                    0639097 SE
                                    921900876.9
--------------------------------------------------------------------------------------------------------------------------------
90403/91     16.12.91   23.8.94     648858      Distillation apparatus      AU    Keeran Corp. N.V.      39912        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
97867        16.12.91   27.4.90     61254       Distillation apparatus      BG    Keeran Corp. N.V       39913        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
P/ 9107227   16.12.91   30.5.00     P/ 9107227  Distillation apparatus      BR    Keeran Corp. N.V       39914        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
2090288      16.12.91   17.10.00    2098288     Distillation apparatus      CA    Keeran Corp. N.V       39915        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
1727/93      16.12.91   8.9.97      213896      Distillation apparatus      HU    Keeran Corp. N.V       39916        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
4.502093     16.12.91   26.3.99     2904582     Distillation apparatus      JP    Keeran Corp. N.V       39917        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
93-701758    16.12.91   2.9.99      0232015     Distillation apparatus      KR    Keeran Corp. N.V       39918        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
932177       16.12.91   24.11.97    301630      Distillation apparatus      NO    Keeran Corp. N.V       39919        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                                      2(3)
--------------------------------------------------------------------------------------------------------------------------------
Application  App.       Date of     Patent No.  Title                    Country    Applicant/         Our Ref.       Status
             Date       Grant                                                         Holder
--------------------------------------------------------------------------------------------------------------------------------
93-00829     16.12.91   30.4.98     113117      Distillation apparatus      RO    Keeran Corp. N.V       39920        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
93044492.00  16.12.91   27.5.97     2080140     Distillation apparatus      RU    Keeran Corp. N.V       39921        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
751416       16.12.91   23.6.98     5770020     Distillation apparatus      US    Keeran Corp. N.V       39922        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
92900801.8   16.12.91   14.2.96     0639096     Distillation apparatus      EP    Keeran Corp. N.V       39923        Valid until
                                    AT 0679096                                                                        16.12.2011
                                   (pub.no.134142)
                                    BE  0639096
                                    CHILI   0639096
                                    DE 69117196 DK
                                    0639096 ES 0639096
                                    FR 0639096  GB
                                    0639096 GR
                                    3019023 IT
                                    0639096  LU
                                    0639096 NL
                                    0639096 SE
                                    92900801.9
--------------------------------------------------------------------------------------------------------------------------------
90663/91     16.12.91   4.5.95      655956       Distillation apparatus     AU    Keeran Corp. N.V       39924        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
97866        16.12.91   3.11.99     61253        Distillation apparatus     BG    Keeran Corp. N.V       39925        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
P/9107228    16.12.91   3.11.99     P/9107228    Distillation apparatus     BR    Keeran Corp. N.V       39926        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
2098289      16.12.91                            Distillation apparatus     CA    Keeran Corp. N.V       39927        Issuance of
                                                                                                                      Official
                                                                                                                      Action Notice
                                                                                                                      of Allowance
                                                                                                                      is waited)
                                                                                                                      (Valid until
                                                                                                                      16.12.2011)
--------------------------------------------------------------------------------------------------------------------------------
1724/93      16.12.91   25.10.95    211016       Distillation apparatus     HU    Keeran Corp. N.V                    Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
4-501602     16.12.91   26.3.99     2904581      Distillation apparatus     JP    Keeran Corp. N.V                    Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     3(3)
--------------------------------------------------------------------------------------------------------------------------------
Application  App.       Date of     Patent No.   Title                    Country    Applicant/        Our Ref.       Status
             Date       Grant                                                         Holder
--------------------------------------------------------------------------------------------------------------------------------

93-701759    16.12.91   2.9.99      0232014      Distillation apparatus     KR    Keeran Corp. N.V.      39930        Valid until
                                                                                                                       16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
93.2178      16.12.91   7.5.97      180519       Distillation apparatus     NO    Keeran Corp. N.V.      39931        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
93-00830     16.12.91   30.4.98     113118       Distillation apparatus     RO    Keeran Corp. N.V.      39932        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
93043874.00  16.12.91   10.4.97     2076762      Distillation apparatus     RU    Keeran Corp. N.V.      39933        Valid until
                                                                                                                      16.12.2011
--------------------------------------------------------------------------------------------------------------------------------
075499       16.12.91   30.4.96     5512141      Distillation apparatus     US    Keeran Corp. N.V.      39934        Valid until
                                                                                                                      30.4.2013
--------------------------------------------------------------------------------------------------------------------------------
41986/89     25.8.89    26.7.93     635718       A distillation apparatus   AU    Keeran Corp. N.V.      38394        Valid until
                                                                                                                      25.8.2009
--------------------------------------------------------------------------------------------------------------------------------
PI8907612    25.8.89    24.11.98    PI890        A distillation apparatus   BR    Keeran Corp. N.V.      38395        Valid until
                                    7612-5                                                                            25.8.2009
--------------------------------------------------------------------------------------------------------------------------------
509307/89    25.8.89    27.8.99     2972253      A distillation apparatus   JP    Keeran Corp. N.V.      38396        Valid until
                                                                                                                      25.8.2009
--------------------------------------------------------------------------------------------------------------------------------
90-700848    25.8.89    29.1.94     70500        A distillation apparatus   KR    Keeran Corp. N.V.      38397        Valid until
                                                                                                                      25.8.2009
--------------------------------------------------------------------------------------------------------------------------------
4894840.26   25.8.89    15.1.94     2005530      A distillation apparatus   RU    Keeran Corp. N.V.      38398        Valid until
                                                                                                                      25.8.2009
--------------------------------------------------------------------------------------------------------------------------------
113501       25.8.89    23.8.94     5340443      A distillation apparatus   US    Keeran Corp. N.V.      38399        Valid until
                                                                                                                      25.8.2009
--------------------------------------------------------------------------------------------------------------------------------
89909775.2   25.8.89    10.8.94     0431030      A distillation apparatus   EP    Aquamax OY             38400        Valid until
                                                                                                                     25.08.2009
                                    AT  0431030
                                    BE  0431030
                                    CH+LI 0431030
                                    DE  68917470
                                    FR 0431030
                                    GB 0431030
                                    IT 0431030
                                    LU 0431030
                                    NL 0431030
                                    SE 89909775.2
--------------------------------------------------------------------------------------------------------------------------------

PATENT FAMILY LISTING as at 28 June 2001
----------------------------------------

TITLE OF THE INVENTION: "Lammonvaihtimien kanfoteline ja hoyrykupu - Rack bearing heat exchangers and a steam dome to arranged in connection with said rack"

APPLICATNT/OWNER: Keeran Corporation N.V.

Finnish Patent Application NO. 991408 (   the Priority Application)
-        Filed on 21 June 1999
-        Granted on 15 May 2000
-        Patent No. 104957

Finnish Patent Application NO. 19991797 (claims Priority over the FI991408 application)
-        Filed on 24 August 1999
-        First official  Action issued on 24 February 2000,  response filed on 7
         March 2000
-        Published on 21 December 2000

International Patent Application No. PCT FI00/00302)
-        Filed on 12 April 2000
- International Publication No. WO 00/79204, published on 28 December 2000 - Written Opinion issued on 1 June 2001; eventual response to be filed on 31 July 2001 - National Phase entered into by 21 December 2001 (30 months from Priority
Date)





                                                                           ANNEX

FILES

Number 1. MEV 100/200


   1/2  1.       Catalogue
        2.       PI-Schemes
        3.       Cost estimates
        4.       Calculations
        5.       Other information
        6.       Sketches
        7.       Visualised image
        8.       Equipments, offers

Number 2.MEV 100/200

   2/2  9.       Drawings

Number 3. MEV 60/1000


   1/1  1.       Catalogue
        2.       MEV-60, main drawings, cost estimates
        3.       MEV-100, main drawings, cost estimates
        4.       MEV-200, main drawings, cost estimates
        5.       MEV-300, main drawings, cost estimates
        6.       MEV-450, main drawings, cost estimates
        7.       MEV-700, main drawings, cost estimates
        8.       MEV-1000, main drawings, cost estimates
9.       Offers, other information

Number 4. MEH Schemes, estimates


   1/1  1.       Catalogue
        2.       PI-Schemes
        3.       Cost estimates
        4.       Calculations
        5.       Other information
        6.       Sketches, drawings
9.      7.       Equipments, offers

Number 5. MVR 100


   1/1  1.       Catalogue
        8.       PI-Schemes
        9.       Cost estimates
        10.      Calculations
        11.      Other information
        12.      Sketches, drawings
        13.      Equipments, offers

Number 6. ME Miscellaneous


   1/1  1.       Simulointi (simulation)
        2.       PI-Schemes, drawings
        3.       Cost calculations
        4.       "
        5.       Electrical drawings
        6.       Instrumentation
        10.      Tarjoukset (offers)
        11.      kustannusarviot (cost calculations)
        12.      kirjeencaihto (correspondence)


Number 7. Waterfactories


   1/1 1.        Catalogue
       2.        Machines
       3.        Lay-out drawings
       4.        Quotations

Number 8. Companies, patents, assignments

   1/1                    -  Board resolution
                          Aquamax (International) Holdings B.V.
                          -  Shareholder's resolution
                          Aquamax (International) Holdings, B.V.
                          - Board resolution of the managing director of Keeran Corporation N.V.
                          -  Shareholders' resolution
                          Keeran Corporation N.V.

                          -  Patenttiliettelo  (patent  list) - Patent
                          family       listing       28.6.2001       -
                          kaupparekisteriote (extract of the trade register) Mustix Oy

                          - Patenttihakemusten siirrot (assignments of the applications) From Keeran Corporation NV to Hadwaco Ltd 2.7.2001

Number 9. Index Waterfactories


   1/1  1.       Aquamax Algeria Water Factory
        2.       Self Powered Fresh Water Factory Barge
        3.       Outline Specification for a 10,000 tons/day
                 Autonomous Aquamax Desalination Barge
        4.       Aquamax Water Factories )9.11.2000)
        5.       Aquamax Floating Water Factory, outline specifications
        6.       Aquamax Water Factory, co-operative partnership (12.10.2000)
        7.       MV-100 Process description (6.3.1996 HJ)
        8.       MED-8-1000 Process description (11.12.1996 HJ)

        9. Offers 269 and 271. Floating 7.500 m3/d. Plot Plan and Pakistan 5 x MVC-900= 4.500 m3/d. Self cost price etc.
        10.      Desalination plant on Site
        11.      Desalination plant Para-Delta
        12. Desalination plants (Floating installation) 12MVR-evaporation units
        13.      Aquamax Water Factory Business Plan 26.2.1988
        14.      Vouros Investments Co Ltd, offer 13 MVR 1000 units on Barge
        15.      Desalination plants Floating installation
        16.      Aquamax desalination Barge
                 Para-Delta 11 x VC 1000+1 x MED 6-600
        17.      Aquamax desalination Barge Para UNO 10,000 TS/day
        18. A Vouros Investment Ltd offer of 15,000-20,000 m3/day floating Plants. Contract 39/98/68 (different options)
        19.      Cummins Wartsila (Cyprus Desal Plant)
        20.      Bottling plant equipment

Number 10.  Aquamax Miscellaneous

        o        Patenttien siirtopaperit (assignments documents)
        o        Patenttihakemuksia (the patent applications)
        o        Myinnettyja patentteja

        Number 11. Keeran Corporation N.V.
             Patent Documents>1999

                                    - Patentti papereita (patent documents)


Number 12.  ME 100-1000 Horizontal
     ME 100-700 Vertical

                                    -  PI-Drawings
                                    -  Cost Calculations
-        Flow calculations

Number 13.  Patents                 -  Patentteja (patents)

PATENT FAMILY LISTING as at 28 June 2001

TITLE OF THE INVENTION:    "Lammonvaihtoelementti - Heat exchanger element"

APPLICANT/OWNER:   Keeran   Corporation  N.V.  (except  for  the   International
Application)

Finnish Patent Application No. 941100 (   the Priority Application)
-        Filed on 9 March 1994
-        Granted on 26 May 1995
-        Patent No. 93773

IN THE NAME OF OY SHIPPAX LTD:
International Patent Application No. PCT/FI95/00051)
-    Filed on 6 February 1995
-    International Publication No. WO 95/47465, published on 29 October 1995
-    National  Phase  entered into by 9 September  1996 (30 months from Priority
     Date)

NATIONAL PHASE OF PCT/FI95/00051 (in the name of Keeran Corporation N.V.)

Australian Patent Application No. 15793/95
-    Filed on 9 September 1996
-    Granted on 9 April 1998
-    Patent No. 684605

Brazilian Patent Application No. PI 9507020-6
-    Filed on 9 September 1996
-    Granted on 16 November 1999
-    Patent No. PI 9507020-6
-    Transfer to Keeran Corporation N.V. not yet registered

Canadian Patent Application No. 2,183,656
-    Filed on 19 August 1996
- quest for Examination not yet filed; to be filed at the latest by 6 February 2002

Chinese Patent Application No. 95192018.9
-    Filed on 9 September 1996
-    Granted on 8 April 1999
-    Patent No. 95192018.9

European Patent Application No. 95907670.4
-    Filed on 15 August 1996
-    Granted on 5 January 2000
-    Patent No. 0749342
-    Registered in the following countries as national patents:

                  British Patent No. 0749342
                  French Patent No. 0749342
                  German Patent No. 695I4335.2.08
                  Greek Patent No. 3032713
                  Italian Patent No. 749342
                  Portuguese Patent No. 749342
                  Spanish Patent No. 749342

Japanese Patent Application No. 7-523256
-    Filed on 19 August 1996
- Instructions given to the Japanese attorney to file the Request for Examination at their convenience; to be filed at the latest by 6 February 2002

Russian Patent Application No. 96118279
-        Filed on 13 September 1996
-        Granted on 27 July 1999
-        Patent No. 2144936

U.S. Patent Application No. 08/693,299
-        Filed on 16 August 1996
-        Granted on 30 September 1997
-        Patent No. 5,671,804

                             Schedule B to Agreement

                           INVESTMENT REPRESENTATIONS

Each Assignor hereby represents and warrants as follows:

1.       as of the date hereof it is:
1.1 a natural person whose individual net worth, or joint net worth together with such person's spouse, exceeds $1,000,000 at the time of purchase;
1.2 a natural person with individual income in excess of $200,000 in each of the two most recent years or joint income with such person's spouse in excess of $300,000 in each such year and with a reasonable expectation of reaching the same level of income in the current year;
1.3 an employee benefit plan with total assets in excess of $5,000,000 which is established or maintained by a state, political subdivision or their agencies or instrumentalities;
1.4 an organisation as described in Section 501(C) (3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Consideration Stock, with total assets in excess of $5,000,000;
1.5 a trust with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Consideration Stock, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Consideration Stock; or
1.6 an entity in which all of the equity owners meet one or more of the above criteria.

2. it is acquiring the Consideration Stock for investment purposes only, solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in violation of any federal or state securities laws;
3. it's knowledge and experience in financial and business matters is such that it is capable of evaluating the merits and risks of its investment in the Consideration Stock, and has made its own independent valuation with respect to the value of the Consideration Stock;
4. it understands that the Consideration Stock is a speculative investment which involves a high degree of risk of loss of the investment therein, its financial situation is such that it can afford to bear the economic risk of holding the Consideration Stock acquired by it hereunder for an indefinite period of time, it has adequate means for providing for its current needs and contingencies and can afford to suffer the complete loss of the investment in the Consideration Stock;
5. it and it's representatives, including its financial, tax, legal and other advisers, have carefully reviewed all documents furnished to them in connection with the investment in the Consideration Stock, and understand and have taken cognisance of all the risk factors related to such investment, and no representations or warranties have been made to it or it's representatives concerning such investment or OPC, its prospects or other matters;
6. it and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, OPC and its representatives concerning the terms and conditions of the acquisition of the Consideration Stock and the business of OPC and to obtain any additional information which it or its representatives deem necessary to verify the accuracy of the information that has been provided to it in order for it to evaluate the merits and risk of the investment in the Consideration Stock;

7. it understands that no federal agency (including the Securities and Exchange Commission), state agency or foreign agency has made or will make any finding or determination as to the fairness of an investment in the Consideration Stock (including as to the purchase price); and
8. it is not a US Person (as defined in the Securities Act of 1933, as amended (the "Securities Act")).
9. it understands that the offer and sale of the Consideration Stock have not been registered under the Securities Act, by virtue of Section 4(2) of the Securities Act, or under the securities laws of any state of the United States or of any foreign jurisdiction;
10. it understands that no resales of the Consideration Stock may be effected unless the resale of such Consideration Stock is registered under the Securities Act or an exemption therefrom is available and all applicable state and foreign securities laws are complied with;
         the certificates representing the Consideration Stock acquired by it hereunder:

THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS. SUCH CONSIDERATION STOCK MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM SAID ACT OR SUCH OTHER LAWS AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED, OR IS EXEMPT FROM SAID ACT OR SUCH OTHER LAWS.

12. it understands that a notation shall be made in the appropriate records of OPC, indicating that the Consideration Stock is subject to restrictions on transfer and appropriate stop-transfer instructions will be issued to the securities transfer agent with respect to the Consideration Stock.